SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2009

MacroSolve, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	73-1518725
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification Number)

 (Address of principal executive offices) (zip code)

(918) 280-8693

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:

Gregory Sichenzia, Esq.

Matthew Kamen, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 18, 2009, MacroSolve, Inc. (“MacroSolve” or “the Company”) dismissed HoganTaylor, LLP (the “Former Auditor”) as the Company’s independent registered public accounting firm. On that same date, the Company engaged Sutton Robinson Freeman (the “New Auditor”), as its new independent registered public accounting firm for its fiscal year ending December 31, 2009. The Company's decision to engage the New Auditor was approved by its Board of Directors.

The audit reports of the Former Auditor on the Company’s financial statements for each of the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Auditor’s opinions included an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to continue as a going concern.

From the date of the Former Auditor’s appointment through the date of their dismissal on May 18, 2009, there were no disagreements between the Company and the Former Auditor on any matter listed under Item 304 Section (a)(1)(iv) of Regulation S-K, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the Former Auditor would have caused the Former Auditor to make reference to the matter in its reports on our financial statements.

Prior to engaging the New Auditor, MacroSolve did not consult the New Auditor regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered our financial statements, and neither a written report was provided to our company nor oral advice was provided that the New Auditor concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-K.

Prior to engaging the New Auditor, the New Auditor has not provided the Company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company’s new principal independent accountant from the Former Auditor to the New Auditor.

The Company has provided the Former Auditor with a copy of this Current Report on Form 8-K on May 19, 2009 prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by the Former Auditor, dated May 20, 2009, is attached to this Form 8-K as an exhibit.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from HoganTaylor, LLP, dated May 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MacroSolve, Inc.

Dated: May 20, 2009	By: /s/ Clint Parr
Name: Clint Parr
Title: Chief Executive Officer